COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

The attached information will be superseded by the Prospectus.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                intex_file.txt


ZHVML002.CDI  WHOLE_LOAN  PORTFOLIO  #CMOVER_2.3B
!
! The information contained in this file is subject to the disclaimers which ! have been provided at the same time this file was sent to you. Please refer ! to such disclaimers.
!
!
!
!
!

ifdef #cmover_2.3a5 _
       FULL_DEALNAME:     HARBORVIEW MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-2
       TRUSTEE_DEAL:
       SERVICER_MASTER:
       SERVICER_SUB:
!
       ISSUER:            HARBORVIEW
       DEALER:            GREENWICH CAPITAL, COUNTRYWIDE SECURITIES CORP.,
       DEAL SIZE:         $372493790.75
       PRICING SPEED:     CPR  18%
!      ISSUE DATE:        20001201
       SETTLEMENT DATE:   20001218
       OPTIONAL REDEMPTION: 10%
!
 COLLAT_GROUPS "1" "2"
!
  Record date delay: 24
!
ifdef #CMOVER_2.2c2 _
     SERVICER_ADVANCE LIKELY
!
DEFINE DYNAMIC #CollIndex = (COLL_PREV_BAL("2") * (LIBOR_6MO+1.1) + COLL_PREV_BAL("1") *
 (CMT_1YR+2.25)) _
                                / COLL_PREV_BAL
DEFINE DYNAMIC #RollDate = CURDATE GT 20050919
DEFINE DYNAMIC #PassThru1 = IF #RollDate THEN #CollIndex ELSE 6.97
DEFINE DYNAMIC #PassThru2 = IF #RollDate THEN #CollIndex ELSE 6.98
DEFINE DYNAMIC #PassThru3 = IF #RollDate THEN #CollIndex ELSE 7.135
!
TOLERANCE WRITEDOWN_0LOSS 1.0
!
TRUSTEE_FEE 0.00
!
!
  Tranche "A1"  SEN_FIX
   Block  $   183000000  AT 6.97 FLOAT _
          Delay 18 Dated 20001201 Next 20010119
( #PassThru1 );
0.00    9999.
!
  Tranche "A2"  SEN_FIX
   Block  $ 50437000.00  AT 6.98  FLOAT
( #PassThru2 );
0.00    9999.
!
  Tranche "A3"  SEN_FIX
   Block  $ 119500000.00  AT 7.135  FLOAT
( #PassThru3 );
0.00    9999.
!
  Tranche "AR"  SEN_FIX
   Block  $   100.00   AT  7.8621028
!
  Tranche "B1"  JUN_WAC
   Block  $   9312000.00 AT 7.8621028 FLOAT
( COLL_NETRATE );
0.00    9999.
!
  Tranche "B2"  JUN_FIX
   Block  $   2793000.00 AT 7.8621028 FLOAT
( COLL_NETRATE  );
0.00    9999.
!
  Tranche "B3"  JUN_FIX
   Block  $   2607000.00 AT 7.8621028 FLOAT
( COLL_NETRATE );
0.00    9999.
!
  Tranche "B4"  JUN_FIX
   Block  $   2048000.00 AT 7.8621028 FLOAT
( COLL_NETRATE );
0.00    9999.
!
  Tranche "B5"  JUN_FIX
   Block $ 1303000.00 AT 7.8621028 FLOAT
( COLL_NETRATE );
0.00    9999.
!
  Tranche "B6"  JUN_FIX
   Block $ 1493690.75 AT 7.8621028 FLOAT
( COLL_NETRATE );
0.00    9999.
!
!
!
define dynamic #wavgpass = _
            OPTIMAL_INTPMT("A1","A2","A3","AR","B1","B2","B3","B4","B5","B6")_
            /DBAL * 1200
!
  Tranche "X"  SEN_NTL_FLT
   Block  $   372493790.75  FLOAT  NOTIONAL WITH DEAL
   ( (COLL_I - OPTIMAL_INTPMT("A1","AR","A2","A3","B1","B2","B3","B4","B5","B6"))/DBAL *
 1200 )
   0.00   9999.00!
!
  CLASS "SENIOR"  = "A1" "A2" "A3" "AR" "X"
!
  CLASS "B1" = "B1"
  CLASS "B2" = "B2"
  CLASS "B3" = "B3"
  CLASS "B4" = "B4"
  CLASS "B5" = "B5"
  CLASS "B6" = "B6"
!
  CLASS "SUB"  = "B1" "B2" "B3" "B4" "B5" "B6"
!
  CLASS "ROOT"  PRORATA_INTSHORT_BASE ACCRUAL _
                SHORTFALL_PAYBACK ALLOCATION TRUE _
                = "SENIOR" "SUB"
!
  CROSSOVER  When BBAL("SUB") <= .01
!
  SPECIAL_HAZARD TERMINATION  When    HAZARD_LOSS_ACCUM >  12793688.00
  FRAUD TERMINATION           When     FRAUD_LOSS_ACCUM >  10867059.00
  BANKRUPTCY TERMINATION      When  BANKRUPT_LOSS_ACCUM >   200000.00
!
  INTEREST_SHORTFALL         FULL_PREPAY    Compensate PCT .25 Pro_rata _
                             PARTIAL_PREPAY Compensate PCT .25 Pro_rata _
                             LOSS           NO_Compensate Subordinated Accum
!
Tranche     CUSIP    STATED MATURITY
 A1    585525CT3   20290725
 A2    585525CU0   20290725
 A3    585525CV8   20290725
 X     585525CW6   20290725
 AR    585525CX4   20290725
 B1    585525CY2   20290725
 B2    585525CZ9   20290725
 B3    585525DA3   20290725
 B4    585525DB1   20290725
 B5    585525DC9   20290725
 B6    585525DD7   20290725
!
ifdef #CMOVER_2.3a6 _
  TRANCHE MISCINFO
  ALL_TRANCHES   RECORD_DATE PREV_MONTH LASTDAY
!
DEFINE DYNAMIC #PRICE = 100% * BBAL("A1","A2","A3","AR","B1","B2","B3","B4","B5","B6")
!
OPTIONAL REDEMPTION:   "SENIOR_CALL"   _
                       DATE 20050919 _
                       PRICE_P (#PRICE); _
                       DISTR_P RULES "PUTPRN"
!
 CMO Block Payment Rules
------------------------------------
!
  calculate: #SNRCHECK = DBAL_PCT ("SENIOR")
  calculate: #SNRORIG  = ORIG_BBAL ("SENIOR")/ORIG_DBAL
!
  calculate: #SubPct         = 100 * BBAL("SUB")/COLL_PREV_BAL
  calculate: #OrigSubPct     = 100 * ORIG_BBAL("SUB")/ORIG_DBAL
!
  calculate: #TwoTimesTest   = AVG_DELINQ_BAL(2,6) < 50% * BBAL("SUB") and _
                               #SubPct >= 2 * #OrigSubPct              and _
                               DELINQ_LOSS_ACCUM <= 30% * ORIG_BBAL("SUB")
!
  calculate: #PotShftPct     = IF #TwoTimesTest AND CURDATE LT 20031215 THEN 50 _
                                  ELSE IF #TwoTimesTest THEN 0 _
                                       ELSE SHIFT% * 100
!
  calculate: #SenPct = DBAL_PCT ("SENIOR") + _
                       IF CURDATE LT 20110119 THEN DBAL_PCT ("SUB")*#PotShftPct/100 _
                          ELSE 0
!
!
  calculate: #SenPrep = IF #SenPct GT 100 * ORIG_BBAL("SENIOR")/ORIG_BBAL("SENIOR","SUB"
) _
                        THEN 100.0
  _
                        ELSE DBAL_PCT ("SENIOR") + ( DBAL_PCT("SUB") * #PotShftPct/100 )
; _
                               Reduce_SHIFT%_when                           _
                               AVG_DELINQ_BAL(2,6) < 50% * BBAL("SUB") and  _
                               DELINQ_LOSS_ACCUM <= SHIFTR% * ORIG_BBAL("SUB");
!
!
!
  calculate: #SenRecv = MIN(#SenPct/100  * DELINQ_LIQUIDATE , _
                             #SenPrep/100 * DELINQ_RECOVER )
!
  calculate:  "SENIOR"_
     SCHEDULED         Percent  LIMIT V0     = #SenPct ;  _
     PREPAY            Percent  LIMIT V1     = #SenPrep ; _
    RECOVER            Amount   LIMIT V2     = #SenRecv
!
 calculate: #SubSch  = ( 100 - V0 )
 calculate: #SubPrep = ( 100 - V1 )
 calculate: #SubRecv = MAX( 0 , DELINQ_RECOVER - V2 )
!
  calculate:  "B1" _
   SCHEDULED          Percent  = #SubSch    * SHARE("B1"), _
   PREPAY             Percent  = #SubPrep   * SUB_SHARE("B1"), _
   RECOVER            Amount   = #SubRecv   * SHARE("B1")
!
  calculate:  "B2" _
   SCHEDULED          Percent  = #SubSch    * SHARE("B2"), _
   PREPAY             Percent  = #SubPrep   * SUB_SHARE("B2"), _
   RECOVER            Amount   = #SubRecv   * SHARE("B2")
!
  calculate:  "B3" _
   SCHEDULED          Percent  = #SubSch    * SHARE("B3"), _
   PREPAY             Percent  = #SubPrep   * SUB_SHARE("B3"), _
   RECOVER            Amount   = #SubRecv   * SHARE("B3")
!
  calculate:  "B4" _
   SCHEDULED          Percent  = #SubSch    * SHARE("B4"), _
   PREPAY             Percent  = #SubPrep   * SUB_SHARE("B4"), _
   RECOVER            Amount   = #SubRecv   * SHARE("B4")
!
  calculate:  "B5" _
   SCHEDULED          Percent  = #SubSch    * SHARE("B5"), _
   PREPAY             Percent  = #SubPrep   * SUB_SHARE("B5"), _
   RECOVER            Amount   = #SubRecv   * SHARE("B5")
!
  calculate:  "B6" _
   SCHEDULED          Percent  = #SubSch    * SHARE("B6"), _
   PREPAY             Percent  = #SubPrep   * SUB_SHARE("B6"), _
   RECOVER            Amount   = #SubRecv   * SHARE("B6")
!
!
------------------------------------
      when : DATE ( GE CROSSOVER )
       pay : SEQUENTIAL ( "AR" )
       pay : PRO_RATA ( "A1"; "A2"; "A3" )
      goto : END_OF_RULES
------------------------------------
!
------------------------------------
       pay :  SEQUENTIAL ( "AR" )
------------------------------------
       pay :  SEQUENTIAL ( "A1", "A2", "A3")
------------------------------------
------------- SECTION: "PUTPRN"
      from : CASH_ACCOUNT ( 100 )
subject to : CEILING ( ( 100% * BBAL("A1","A2","A3","AR","B1","B2","B3","B4","B5","B6")
))
       pay : PRO_RATA ("A1";"A2";"A3";"AR";"B1";"B2";"B3";"B4";"B5";"B6")
------------------------------------
!
!
  Schedule "SHIFT%"
Declare
120    100%
132     70%
144     60%
156     40%
168     20%
180      0%
!
 Schedule "SHIFTR%"
Declare
120      0%
132     30%
144     35%
156     40%
168     45%
180     50%
!
!
INITIAL INDEX LIBOR_6MO  6.6
INITIAL INDEX   CMT_1YR 5.92
!

!
!Collateral
!
!           Factor         ---Delay---
!  Type      Date          P/Y      BV    Use BV for 0% PSA
   WL       20001201        45      44         FALSE
!
! Pool # Type       Gross       Current   Original    ---Fee--- Maturity Orig      ARM
         Gross    #mos      #mos  P#mos P#mos      Life      Reset  Life        Max  Loo
k
!                   Coupon      Factor    Balance    P/Y    BV  P/Y  BV  Term      Index
         Margin   ToRst    RstPer ToRst RstPer      Cap      Cap    Floor      Negam  Ba
ck
M 000001 WL  00 WAC   8.26266    1.0       97812375.39  0.25850   0.25850   357  357 360
  ARM  CMT_1YR       2.75063     58    12   SYNC_INT  13.46510   (IF LOAN ("TEASER") THE
N 5.00117  ELSE 2.000);         0.0         0.0   45   TEASER NO_CHECK
   GROUP "1"
M 000002 WL  00 WAC   7.00000    1.0         241939.71  0.38350   0.38350   350  350 360
  ARM  CMT_1YR       2.75000     51    12   SYNC_INT  12.00000   (IF LOAN ("TEASER") THE
N 6  ELSE 2.000);         0.0         0.0   45   TEASER NO_CHECK                      GR
OUP "1"
M 000003 WL  00 WAC   8.16324    1.0      231928127.06  0.38350   0.38350   357  357 360
  ARM  CMT_1YR       2.75682     58    12   SYNC_INT  13.16963   (IF LOAN ("TEASER") THE
N 5  ELSE 2.000);   0.0         0.0   45   TEASER NO_CHECK                      GROUP "1
"
M 000004 WL  00 WAC   8.40744    1.0       35498773.35  0.38350   0.38350   357  357 360
  ARM  LIBOR_6MO     2.00000     58     6   SYNC_INT  14.41496   (IF LOAN ("TEASER") THE
N 6  ELSE 99.000);        0.0         0.0   45   TEASER NO_CHECK  AMORT NONE FOR 60   GR
OUP "2"
M 000005 WL  00 WAC   7.87500    1.0         195868.82  0.49150   0.49150   344  344 360
  ARM  CMT_1YR       2.75000     69    12   SYNC_INT  13.87500   (IF LOAN ("TEASER") THE
N 6  ELSE 2.000);         0.0         0.0   45   TEASER NO_CHECK                      GR
OUP "1"
M 000006 WL  00 WAC   8.33268    1.0        6816706.42  0.49150   0.49150   355  355 360
  ARM  LIBOR_6MO     2.00000     80     6   SYNC_INT  14.33268   (IF LOAN ("TEASER") THE
N 6  ELSE 99.000);        0.0         0.0   45   TEASER NO_CHECK  AMORT NONE FOR 84   GR
OUP "2"





HARBORVIEW MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-2, Class A1--Price/Yield

CUSIP                                                                                                  Face
Coupon                                                      585525CT3                                  Original Balance
Delay                                                       6.97                                       Current Balance
Stated Maturity                                             18                                         Factor
Type                                                        07/25/2029
YIELD CURVE:  Spread off interpolated node                  SEN FIX
3MO=3, 6MO=4, 1YR=5, 2YR=6, 5YR=7, 10YR=8, 30YR=9


              Price       12CPR; intrates: libor_6mo=6.6 cmt_1yr=5.92       15CPR; intrates: libor_6mo=6.6 cmt_1yr=5.92
                                                                Yield
           100.0000                                            6.8967                                            6.8558

                WAL                                              2.25                                              1.81
           Mod Durn                                             1.968                                             1.611
   Principal Window                                    Jan01 to Dec05                                    Jan01 to Dec04
      Maturity #mos                                                60                                                48

             Prepay                                         At 12 CPR                                         At 15 CPR

   Delinquency Rate

Optional Redemption                                     Calls ASAP (N)                                    Calls ASAP (N)

          LIBOR_6MO                                               6.6                                               6.6
            CMT_1YR                                              5.92                                              5.92




                                                      $183,000,000.00                                  Settle at Pricing
                                                      $183,000,000.00                                  Accrual begins
                                                      $183,000,000.00                                  Factor Date
                                                      1



              Price       18CPR; intrates: libor_6mo=6.6 cmt_1yr=5.92        22CPR; intrates: libor_6mo=6.6 cmt_1yr=5.92

           100.0000                                            6.8155                                             6.7600

                WAL                                              1.50                                               1.22
           Mod Durn                                             1.358                                              1.117
   Principal Window                                    Jan01 to Apr04                                     Jan01 to Aug03
      Maturity #mos                                                40                                                 32

             Prepay                                         At 18 CPR                                          At 22 CPR

   Delinquency Rate

Optional Redemption                                     Calls ASAP (N)                                     Calls ASAP (N)

          LIBOR_6MO                                               6.6                                                6.6
            CMT_1YR                                              5.92                                               5.92




                                                           12/01/2000
                                                           N/A

              Price       30CPR; intrates: libor_6mo=6.6 cmt_1yr=5.92       35CPR; intrates: libor_6mo=6.6 cmt_1yr=5.92

           100.0000                                            6.6424                                            6.5640

                WAL                                              0.87                                              0.73
           Mod Durn                                             0.811                                             0.686
   Principal Window                                    Jan01 to Nov02                                    Jan01 to Jul02
      Maturity #mos                                                23                                                19

             Prepay                                         At 30 CPR                                         At 35 CPR

   Delinquency Rate

Optional Redemption                                     Calls ASAP (N)                                    Calls ASAP (N)

          LIBOR_6MO                                               6.6                                               6.6
            CMT_1YR                                              5.92                                              5.92




              Price       40CPR; intrates: libor_6mo=6.6 cmt_1yr=5.92

           100.0000                                            6.4812

                WAL                                              0.62
           Mod Durn                                             0.590
   Principal Window                                    Jan01 to Apr02
      Maturity #mos                                                16

             Prepay                                         At 40 CPR

   Delinquency Rate

Optional Redemption                                     Calls ASAP (N)

          LIBOR_6MO                                               6.6
            CMT_1YR                                              5.92




                           Generated by Intex Trader 12/07/2000 2:34 PM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.
